                                                                Exhibit 99.1

            THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                        GENZYME GENERAL DIVISION COMMON STOCK

     By signing this proxy, I appoint Henri A. Termeer, Michael S. Wyzga and Peter Wirth, and each of them acting singly, my attorney and proxy, with full power of substitution, to vote on my behalf all of the shares of Genzyme General Division Common Stock that I am entitled to vote at the Special Meeting of Stockholders to be held on ______________________________, 2000, and at any adjournments of the meeting. This proxy revokes any earlier proxy I have signed with respect to these shares.

     If properly executed, this proxy will be voted in the manner you specify. If no specification is made, your shares of Genzyme General Division Common Stock will be voted FOR the proposal. The proxies are authorized to vote your shares, in their discretion, on any other matter that is properly brought before the meeting.

                         PLEASE SIGN AND MAIL YOUR PROXY TODAY.

[X]  PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE.

 1.  Proposal to amend the Company's charter        FOR     AGAINST     ABSTAIN
     to create a new series of common stock         [ ]       [ ]         [ ]
     designated as Genzyme Biosurgery Division
     Common Stock and to cancel the Genzyme
     Surgical Products Division Common Stock
     and the Genzyme Tissue Repair Division
     Common Stock.


Signature:                      Date:                 Signature:                        Date:
          --------------------        ---------------           -----------------------       ------------
                                                                   (if held jointly)

Signature:

NOTE: Please sign exactly as your name appears on your stock certificate. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by authorized officer. If a partnership, please sign in partnership name by authorized person.

               SPECIAL MEETING OF STOCKHOLDERS OF GENZYME CORPORATION
                                             , 2000
-------------------------------------------------------------------------------
                        PROXY VOTING INSTRUCTIONS
-------------------------------------------------------------------------------

TO VOTE BY MAIL
Please date, sign and mail your proxy card in the envelope provided as soon as possible.

TO VOTE BY TELEPHONE (TOUCH-TONE PHONE ONLY)
Please call toll-free 1-800-PROXIES and follow the instructions. Have your control number and the proxy card available when you call.

TO VOTE BY INTERNET
Please access the web page at "www.voteproxy.com" and follow the on-screen instructions. Have your control number available when you access the web page.
-------------------------------------------------------------------------------
YOUR CONTROL NUMBER IS:
-------------------------------------------------------------------------------

            THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                  GENZYME MOLECULAR ONCOLOGY DIVISION COMMON STOCK

     By signing this proxy, I appoint Henri A. Termeer, Michael S. Wyzga and Peter Wirth, and each of them acting singly, my attorney and proxy, with full power of substitution, to vote on my behalf all of the shares of Genzyme Molecular Oncology Division Common Stock that I am entitled to vote at the Special Meeting of Stockholders to be held on ______________________________, 2000, and at any adjournments of the meeting. This proxy revokes any earlier proxy I have signed with respect to these shares.

     If properly executed, this proxy will be voted in the manner you specify. If no specification is made, your shares of Genzyme Molecular Oncology Division Common Stock will be voted FOR the proposal. The proxies are authorized to vote your shares, in their discretion, on any other matter that is properly brought before the meeting.

                         PLEASE SIGN AND MAIL YOUR PROXY TODAY.

[X]  PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE.

 1.  Proposal to amend the Company's charter        FOR     AGAINST     ABSTAIN
     to create a new series of common stock         [ ]       [ ]         [ ]
     designated as Genzyme Biosurgery Division
     Common Stock and to cancel the Genzyme
     Surgical Products Division Common Stock
     and the Genzyme Tissue Repair Division
     Common Stock.


Signature:                      Date:                 Signature:                        Date:
          --------------------        ---------------           -----------------------       ------------
                                                                   (if held jointly)

Signature:

NOTE: Please sign exactly as your name appears on your stock certificate. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by authorized officer. If a partnership, please sign in partnership name by authorized person.

               SPECIAL MEETING OF STOCKHOLDERS OF GENZYME CORPORATION
                                             , 2000
-------------------------------------------------------------------------------
                        PROXY VOTING INSTRUCTIONS
-------------------------------------------------------------------------------

TO VOTE BY MAIL
Please date, sign and mail your proxy card in the envelope provided as soon as possible.

TO VOTE BY TELEPHONE (TOUCH-TONE PHONE ONLY)
Please call toll-free 1-800-PROXIES and follow the instructions. Have your control number and the proxy card available when you call.

TO VOTE BY INTERNET
Please access the web page at "www.voteproxy.com" and follow the on-screen instructions. Have your control number available when you access the web page.
-------------------------------------------------------------------------------
YOUR CONTROL NUMBER IS:
-------------------------------------------------------------------------------

            THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                  GENZYME SURGICAL PRODUCTS DIVISION COMMON STOCK

     By signing this proxy, I appoint Henri A. Termeer, Michael S. Wyzga and Peter Wirth, and each of them acting singly, my attorney and proxy, with full power of substitution, to vote on my behalf all of the shares of Genzyme Surgical Products Division Common Stock that I am entitled to vote at the Special Meeting of Stockholders to be held on ______________________________, 2000, and at any adjournments of the meeting. This proxy revokes any earlier proxy I have signed with respect to these shares.

     If properly executed, this proxy will be voted in the manner you specify. If no specification is made, your shares of Genzyme Surgical Products Division Common Stock will be voted FOR the proposal. The proxies are authorized to vote your shares, in their discretion, on any other matter that is properly brought before the meeting.

                         PLEASE SIGN AND MAIL YOUR PROXY TODAY.

[X]  PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE.

 1.  Proposal to amend the Company's charter        FOR     AGAINST     ABSTAIN
     to create a new series of common stock         [ ]       [ ]         [ ]
     designated Genzyme Biosurgery Division
     Common Stock, to cancel the Genzyme
     Surgical Products Division Common Stock
     and the Genzyme Tissue Repair Division
     Common Stock, to approve the exchange
     of 0.6060 share of Genzyme Biosurgery
     Division Common Stock for each share
     of Genzyme Surgical Products Division
     Common Stock, and to transfer the assets of Genzyme Surgical Products to Genzyme
     Biosurgery.


Signature:                      Date:                 Signature:                        Date:
          --------------------        ---------------           -----------------------       ------------
                                                                   (if held jointly)

Signature:

NOTE: Please sign exactly as your name appears on your stock certificate. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by authorized officer. If a partnership, please sign in partnership name by authorized person.

               SPECIAL MEETING OF STOCKHOLDERS OF GENZYME CORPORATION
                                             , 2000
-------------------------------------------------------------------------------
                        PROXY VOTING INSTRUCTIONS
-------------------------------------------------------------------------------

TO VOTE BY MAIL
Please date, sign and mail your proxy card in the envelope provided as soon as possible.

TO VOTE BY TELEPHONE (TOUCH-TONE PHONE ONLY)
Please call toll-free 1-800-PROXIES and follow the instructions. Have your control number and the proxy card available when you call.

TO VOTE BY INTERNET
Please access the web page at "www.voteproxy.com" and follow the on-screen instructions. Have your control number available when you access the web page.
-------------------------------------------------------------------------------
YOUR CONTROL NUMBER IS:
-------------------------------------------------------------------------------

            THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                  GENZYME TISSUE REPAIR DIVISION COMMON STOCK

     By signing this proxy, I appoint Henri A. Termeer, Michael S. Wyzga and Peter Wirth, and each of them acting singly, my attorney and proxy, with full power of substitution, to vote on my behalf all of the shares of Genzyme Tissue Repair Division Common Stock that I am entitled to vote at the Special Meeting of Stockholders to be held on ______________________________, 2000, and at any adjournments of the meeting. This proxy revokes any earlier proxy I have signed with respect to these shares.

     If properly executed, this proxy will be voted in the manner you specify. If no specification is made, your shares of Genzyme Tissue Repair Division Common Stock will be voted FOR the proposal. The proxies are authorized to vote your shares, in their discretion, on any other matter that is properly brought before the meeting.

                         PLEASE SIGN AND MAIL YOUR PROXY TODAY.

[X]  PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE.

 1.  Proposal to amend the Company's charter        FOR     AGAINST     ABSTAIN
     to create a new series of common stock          [ ]       [ ]         [ ]
     designated Genzyme Biosurgery Common
     Stock, to cancel the Genzyme Tissue
     Repair Division Common Stock and
     Genzyme Surgical Division Common
     Stock, to approve the exchange of
     0.3352 share of Genzyme Biosurgery
     Division Common Stock for each share
     of Genzyme Tissue Repair Division
     Common Stock, and to transfer the
     assets of Genzyme Tissue Repair
     to Genzyme Biosurgery.


Signature:                      Date:                 Signature:                        Date:
          --------------------        ---------------           -----------------------       ------------
                                                                   (if held jointly)

Signature:

NOTE: Please sign exactly as your name appears on your stock certificate. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by authorized officer. If a partnership, please sign in partnership name by authorized person.

               SPECIAL MEETING OF STOCKHOLDERS OF GENZYME CORPORATION
                                             , 2000
-------------------------------------------------------------------------------
                        PROXY VOTING INSTRUCTIONS
-------------------------------------------------------------------------------

TO VOTE BY MAIL
Please date, sign and mail your proxy card in the envelope provided as soon as possible.

TO VOTE BY TELEPHONE (TOUCH-TONE PHONE ONLY)
Please call toll-free 1-800-PROXIES and follow the instructions. Have your control number and the proxy card available when you call.

TO VOTE BY INTERNET
Please access the web page at "www.voteproxy.com" and follow the on-screen instructions. Have your control number available when you access the web page.
-------------------------------------------------------------------------------
YOUR CONTROL NUMBER IS:
-------------------------------------------------------------------------------